Eastern Virginia Bankshares, Inc. Announces Private Placement of $20.0 Million of Fixed to Floating Rate Subordinated Notes

TAPPAHANNOCK, Va., April 22, 2015 /PRNewswire/ -- Eastern Virginia Bankshares, Inc. (NASDAQ: EVBS) (the "Company"), the one bank holding company of EVB (the "Bank"), announced today that it has completed a private placement of $20.0 million in aggregate principal amount of fixed-to-floating rate subordinated notes to certain institutional accredited investors. Unless earlier redeemed, the notes mature on May 1, 2025 and bear interest at a fixed rate of 6.50% per year, from and including April 22, 2015 to but excluding May 1, 2020. From and including May 1, 2020 to the maturity date or early redemption date, the interest rate will reset quarterly to an interest rate per year equal to the then current three month LIBOR rate plus 502 basis points. The Company has agreed to take steps to exchange the privately placed notes for registered notes having substantially the same terms.

The Company plans to use the net proceeds from the sale of the subordinated notes to redeem the remaining 9,000 shares outstanding of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A that were originally issued to the United States Department of the Treasury under the Troubled Asset Relief Program Capital Purchase Program (subject to regulatory approval), to enhance the Company's financial flexibility, and for general corporate purposes, including to support growth and potential acquisitions. The subordinated notes have been structured to qualify as Tier 2 capital for regulatory purposes. The Kroll Bond Rating Agency has assigned an investment grade rating of BBB- to the subordinated notes.

Sandler O'Neill + Partners, L.P. served as the sole placement agent for the private offering and was advised by Holland & Knight LLP. The Company was advised by Troutman Sanders LLP.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security and will not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Forward-Looking Statements

Certain statements contained in this release that are not historical facts may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company's future filings with the Securities Exchange Commission ("SEC"), press releases, and oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements. Examples of forward-looking statements contained in this release include, but are not limited to: (i) statements of plans, objectives and expectations of the Company or its management or Board of Directors, including those relating to current and future financial and balance sheet management strategies, future repayments of the Company's Series A Preferred Stock, and potential acquisitions; and (ii) statements of assumptions underlying such statements.

Words such as "believes," "anticipates," "expects," "intends," "targeted," "continue," "remain," "will," "should," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those discussed in or implied by such statements. Factors that could cause actual results to differ from those discussed in or implied by the forward-looking statements include, but are not limited to (i) changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services that impact the financial condition or results of operations of the Company; (ii) other circumstances that may be out of the control of the Company; and (iii) other risk factors disclosed in the Company's filings with the SEC.

Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions and projections within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance, actions or achievements of the Company will not differ materially from any future results, performance, actions or achievements expressed or implied by such forward-looking statements. Readers should not place undue reliance on such statements, which speak only as of the date of this release. The Company does not undertake any obligation to update any forward-looking statement that may be made from time to time by it or on its behalf.

Contact: Adam Sothen
Eastern Virginia Bankshares, Inc.	Chief Financial Officer
330 Hospital Road	Voice: (804) 443-8404
Tappahannock, VA 22560	Fax: (804) 445-1047